                                                                 EXHIBIT 10.11


                                  OFFICE LEASE

                                     BETWEEN

                               8730 SUNSET TOWERS,

                                       AS

                                    LANDLORD

                                       AND

                    SOUNDBREAK.COM, A CALIFORNIA CORPORATION,

                                       AS

                                     TENANT

                             DATED: OCTOBER 22, 1999


                             TABLE OF CONTENTS                            PAGE

1.       FUNDAMENTAL LEASE PROVISIONS:.......................................1
2.       TERM................................................................2
3.       BASIC RENT..........................................................2
4.       ADDITIONAL RENT.....................................................2
         (a)      Increase in Direct Costs...................................2
         (b)      Definitions................................................2
         (c)      Payment of Direct Costs....................................3
                  (1)      Exercise of Right by Tenant:......................4
                  (2)      Procedures for Review.............................4
                  (3)      Finding of Error..................................5
                  (4)      Effect of Tenant's Default........................5
         (d)      CONSUMER PRICE INDEX ADJUSTMENT............................5
5.       SECURITY DEPOSIT....................................................5
6.       HOLDING OVER........................................................6
7.       PERSONAL PROPERTY TAXES.............................................6
8.       USE.................................................................6
9.       CONDITION OF PREMISES...............................................7
10.      REPAIRS AND ALTERATIONS.............................................7
11.      LIENS...............................................................7
12.      BUILDING SERVICES...................................................8
13.      RIGHTS OF LANDLORD..................................................9
14.      INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY.....................9
15.      INSURANCE...........................................................10
         15.1     Tenant's Insurance.........................................10
                  (a)      Liability Insurance...............................10
                  (b)      Tenant's Property Insurance.......................10
                  (c)      Workers'Compensation Insurance....................11
                  (d)      Business Interruption/Extra Expense Insurance.....11
                  (e)      Other Coverage....................................11
                  (f)      Insurance Criteria................................11
                  (g)      Evidence of Coverage..............................11
         15.2     Landlord's Insurance.......................................11
         15.3     Allocation of Insured Risks/Waiver of Subrogation..........12
16.      ASSIGNMENT AND SUBLETTING...........................................12
17.      DAMAGE OR DESTRUCTION...............................................13
         (a)      Damage - Insured...........................................13
         (b)      Damage - Uninsured.........................................13
         (c)      Landlord's Obligations.....................................13
         (d)      Waiver by Tenant...........................................14
18.      SUBORDINATION.......................................................14
19.      EMINENT DOMAIN......................................................14
20.      DEFAULTS; REMEDIES..................................................14
         (a)      Defaults...................................................14
         (b)      Remedies...................................................15
         (c)      Late Charges...............................................16
         (d)      Persistent Delinquencies...................................16
21.      TRANSFER OF LANDLORD'S INTEREST.....................................16
22.      BROKER..............................................................16
23.      PARKING.............................................................16
24.      WAIVER..............................................................16


25.      ESTOPPEL CERTIFICATE................................................17
26.      FORCE MAJEURE.......................................................17
27.      HAZARDOUS WASTE.....................................................17
28.      SURRENDER OF PREMISES; REMOVAL OF PROPERTY..........................18
29.      RULES AND REGULATIONS...............................................19
30.      ADDITIONAL PROVISIONS...............................................21
31.      GENERAL PROVISIONS..................................................21
         (a)      Severability; Entire Agreement.............................21
         (b)      Attorney's Fees............................................21
         (c)      Time of Essence............................................22
         (d)      Headings...................................................22
         (e)      No Option..................................................22
         (f)      Use of Building Name; Improvements.........................22
         (g)      Quiet Possession...........................................22
         (h)      Substitute Premises........................................22
         (i)      Successors and Assigns.....................................22
         (j)      Notices....................................................23
         (k)      Changes in Building, Facilities, Name......................23
         (l)      Authority..................................................23
         (m)      Demolition.................................................23
         (n)      Interest...................................................23
         (o)      Waiver of Relief Against Forfeiture........................23
         (p)      Landlord Default...........................................23
         (q)      Waiver of Trial by Jury....................................24
         (r)      Presumptions...............................................24
         (s)      Exhibits...................................................24
         (t)      Guaranty...................................................24


                                  DEFINED TERMS
Adjustment Month.............................................................5
Assignment...................................................................14
Base Costs...................................................................2
Base Month...................................................................5
Basic Rent...................................................................2
Building.....................................................................1
Commencement Date............................................................2
CPI..........................................................................12
Defined Terms................................................................2, 25
Landlord.....................................................................1, 25
Landlord's Statement.........................................................5
Operating Costs..............................................................3
Premises.....................................................................1
Property.....................................................................2
Real Property................................................................3
Rent.........................................................................2
Taking.......................................................................25
Tax Costs....................................................................2, 25
Tenant.......................................................................1, 25

                                  OFFICE LEASE

       This Lease, dated, for reference purpose only on OCTOBER 22, 1999, is made between 8730 SUNSET TOWERS, as further described in Section 31(u) below, (hereinafter " LANDLORD") and SOUNDBREAK.COM, A CALIFORNIA CORPORATION (hereinafter " TENANT"). Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the premises described in Paragraph 1 (" PREMISES") upon the following terms and conditions:

1.   FUNDAMENTAL LEASE PROVISIONS:

     a. Premises: Suite: 700 and 600 West, Floor: six (6) and seven (7) 8730 Sunset Boulevard, Los Angeles, CA. 90069 (hereinafter " BUILDING")

     Use: General office use, broadcast internet and website operations, subject to the terms of Addendum Section 17, or any lawful use consistent with the character of a first-class office building and further in compliance with the terms of Section 8 of this Lease.

     b. Term: Approximately Five (5) years. This Lease shall commence on the Commencement Date and expire on the last day of the month in which the fifth anniversary of Substantial Completion of the Final 6th Floor Work (as defined in Addendum Section 1) occurs.

          Commencement Date: The earlier of (a) the date Tenant occupies the 6th Floor Premises (as defined in Addendum Section 1) for business purposes, and (b) the date that the 6th Floor Premises are delivered to Tenant with the 6th Floor Premises Initial Work (as defined in the Addendum Section 1) Substantially Completed. [SEE ADDENDUM SECTION 1
          (a)]

          Options to Extend: None.

     c.   Rent:

          Basic Rent: Thirty-Six Thousand Eight Dollars and Zero/100's ($36,008.00) per month. Fixed increases in Basic Rent are as follows:
          None. Basic Rent shall be increased for adjustments in the Consumer Price Index pursuant to Paragraph 4(d). [SEE ADDENDUM SECTION 1 (b)]

          Additional Rent: Tenant shall pay Tenant's Proportionate Share of all Operating Costs and Taxes that exceed Landlord's Base Costs which shall be the subordinate (lesser) amount between (i) $10.20 per square foot of the Building and (ii) the Direct Costs for 2000 calendar year. Landlord shall not pass any increases through to Tenant during the 2000 calendar year. [SEE ADDEDNDUM SECTION 4]

          Tenant's Proportionate Share is 18.7%.

          Prepaid Rent: Thirty-Six Thousand Eight Dollars and Zero/100's ($36,008.00).

          Security Deposit: Three Hundred Thousand Dollars, ($300,000) to be paid $100,000.00 in cash and $200,000.00 by way of Irrevocable Letter of Credit issued by a financial institution acceptable to Landlord and in a form acceptable to Landlord.

     d.   Address for Notices: To Landlord:   8730 Sunset Towers
                                              8730 Sunset Blvd.,
                                              Office of Building


                                       1                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                                              Los Angeles, CA. 90069

     e.   Address for Notices: To Tenant:     After the Lease Commencement
                                              Date, to the Premises; Prior to
                                              the Lease Commencement Date, to:
                                              soundbreak.com
                                              6565 Sunset Boulevard
                                              Hollywood, CA  90028
                                              With a copy to:
                                              Acacia Research, Inc.
                                              55 South Lake Avenue
                                              Pasadena, CA  91101

     f. Tenant's Parking: 47 parking spaces at the prevailing monthly parking rates for such parking. As of the Commencement Date, parking rates are $95 per non-reserved space per month and $110 per reserved space per month which are subject to section 23.

     g.   Broker: None, other than Landlord's representative.

     2.  TERM.

         The term of this Lease shall commence on the " COMMENCEMENT DATE" set forth in Paragraph 1 hereof or such earlier date as Tenant first takes possession of the Premises. If Landlord is unable to deliver possession of the Premises to Tenant on or before the Commencement Date, Landlord shall not be subject to any liability of this Lease nor the obligations of Tenant hereunder, but the term hereof shall commence on the earlier of (i) five (5) days following the day the Landlord gives Tenant written notice that the Premises are ready for occupancy or (ii) on the day that Tenant first occupies the Premises, and the expiration of the term shall not be extended by any delay in delivering possession to Tenant. If permission is given to Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Lease, including the payment of rent.

     3.  BASIC RENT.

         Tenant shall pay the " BASIC RENT" set forth in Paragraph 1 hereof for the Premises, on the first day of each month in advance, except that if the Commencement Date occurs on a day other than the first day of the month, then the Basic Rent for the fraction of the month starting with the Commencement Date shall be paid on said Commencement Date and prorated on the basis of the actual number of days in said month. If the term hereof ends on a day other than the last day of a month, then the Basic Rent for the month during which said expiration occurs shall be prorated on the basis of a thirty (30) day month. In addition to said Basic Rent, Tenant agrees to Pay " ADDITIONAL RENT" as and when hereinafter provided in this Lease. Basic Rent and Additional Rent are hereinafter sometimes referred to collectively as the " RENT." The rent shall be payable to Landlord, without deduction or offset, in lawful money of the United States of America at the office maintained by Landlord in the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

         Tenant shall pay prepaid Basic Rent concurrently with the execution of this Lease, as set forth in Paragraph 1 hereof.

4.       ADDITIONAL RENT.

         (a)   INCREASE IN DIRECT COSTS.


                                       2                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         Landlord hereby agrees to pay the amount (the "BASE COSTS") which is the subordinate (lesser) amount between (i) $10.20 times the rentable square feet of the Building and (ii) the Direct Costs (as defined herein) for the 2000 calendar year. Tenant shall pay, as Additional Rent, Tenant's Proportionate Share of any increase in Direct Costs which exceeds the Base Costs. Landlord shall be entitled to exercise the same rights and remedies upon default in the Tenant's payment of Additional Rent as he has upon default in the Tenant's payment of Basic Rent.

         (b) DEFINITIONS. The term "DIRECT COSTS" shall mean the sum of the following:

             (i) "TAX COSTS", which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed or levied upon the Building and appurtenances thereto and the parking or other facilities thereof, or the real property (the " PROPERTY") thereunder (collectively the " REAL PROPERTY") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed or levied by the United States, the State of California or any local government authority agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs, but shall not include any net income taxes; provided, however, if after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to any Tax Costs, there shall be levied
(a) a tax, assessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents issues, profits or income derived therefrom, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Tax Costs."

             (ii) "OPERATING COSTS," which shall include but not be limited to all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Real Property, the equipment, adjacent walks, landscaped and common areas, and the parking structure, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry-cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Building, its equipment and the adjacent walks, and landscaped areas, including janitorial, gardening, security, parking, operating engineering, elevators, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services, (but excluding persons performing services not available to or performed for the benefit of substantially all building Tenants), a reasonable allowance for depreciation of the cost of acquiring, or the rental expense of, personal property used in the maintenance, operation and repair of the Building, accountants' fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Building, the current year's portion of capital improvement costs amortized over the estimated useful life of the improvement, provided only the following capital improvements are included:
(i) capital improvements required by government regulations, laws, or ordinances (other than violations of laws existing as of the date of the Lease), (ii) capital improvements incurred to reduce operating costs, or
(iii) capital improvements made to benefit the Building (and not due to a violation of law existing as of the date of the Lease) provided the amortized amount of capital expenditures to benefit the Building (and not otherwise includable under (i) or (ii) above) shall not exceed $25,000 in any calendar year; the cost of all charges for electricity, gas, water, and other utilities furnished to the Building, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance for the Building carried by Landlord; any insurance deductibles paid by Landlord respecting loss or damage to the Building, its equipment

                                       3                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
or areas and items appurtenant thereto; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors (including property management fees); and license, permit and inspection fees relating to the Building. In the event, during any calendar year, the Building is less than ninety-five percent (95%) occupied at all times, the Operating Costs shall be adjusted to reflect the Operating Costs of the Building as though it were ninety-five percent (95%) occupied at all times and the increase or decrease in rent shall be based upon such Operating Costs as so adjusted. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Costs) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Costs shall be deemed to be increased by amount equal to the additional Operating Costs which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant.

         (c) PAYMENT OF DIRECT COSTS.

             (i) Upon the commencement of this Lease, Landlord may elect to deliver to Tenant an estimate of the Direct Costs for the calendar year in which the term of this Lease commences. By the end of each calendar year thereafter, Landlord may elect to deliver to Tenant an estimate of the Direct Costs for the following calendar year. In the event such estimates are delivered, Tenant shall pay to Landlord on the first day of each month during the term of this Lease an amount equal to Tenant's Proportionate Share, as set forth in Paragraph l (c), of the average monthly increase in Direct Costs over Base Costs for such year as estimated by Landlord. Following the end of each calendar year, Landlord shall deliver to Tenant a statement ("LANDLORD'S STATEMENT") of the actual Direct Costs for such calendar year and the amount due for Tenant's Proportionate Share of the increase over the Base Costs. If the actual amount of Tenant's Proportionate Share of the Direct Costs over Base Costs for such year exceeds the amount paid by Tenant to Landlord as an estimate therefor, Tenant shall pay the difference to Landlord within fifteen
(15) days of delivery to Tenant of the statement of the Direct Costs for such year. If the estimated amounts paid by Tenant to Landlord for the increase in Direct Costs for such year exceeds the actual amount due over Base Costs for such year, such excess shall be credited against the amounts due from Tenant thereafter pursuant to this Paragraph 4(c)(i) or, if this Lease has terminated, such excess shall be credited against any amounts which Tenant owes Landlord pursuant to this Lease and, to the extent all amounts which Tenant owes Landlord pursuant to this Lease have been paid, Landlord shall promptly pay such excess to Tenant. In the event Landlord does not elect to deliver an estimate of Direct Costs to Tenant as provided above, then upon Landlord delivering to Tenant a statement of the actual Direct Costs for such calendar year and the amount due for Tenant's Proportionate Share over Base Costs, Tenant shall pay such sum which is shown due on said statement with the next payment of Basic Rent due or, in the event Tenant elects such, Tenant may pay the sum due on such statement over the next following twelve
(12) months together with interest thereon at ten percent (10%) per annum, principal and interest amortized equally over such twelve (12) months. Any delay by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not act as a waiver or relieve Tenant of its obligations as set forth herein.

         (d) EXERCISE OF RIGHT BY TENANT:

             (i) Provided that Tenant is not in default under this Lease and provided further that Tenant strictly complies with the provisions of this paragraph, Tenant shall have the right to reasonably review supporting data for any portion of the Landlord's Statement that Tenant claims is incorrect provided that Tenant gives Landlord reasonable times for such review.

             (ii) In order for Tenant to exercise its right under this paragraph, Tenant shall, within sixty (60) days after any such Landlord's Statement is sent, deliver a written notice


                                       4                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
to Landlord specifying the portions of the Landlord's Statement that are claimed to be incorrect, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Landlord's Statement. If Tenant does not deliver such notice in the time period set forth above, Landlord's Statement shall be deemed fully accepted by Tenant and shall not be subject to any challenge by Tenant.

             (iii) Except as expressly set forth in subparagraph (3)(b) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all rental payments and all payments for its share of estimated and actual Additional Rent) pending the completion of and regardless of the results of any review of records under this paragraph.

             (iv) The right of Tenant under this paragraph may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this paragraph for a particular Landlord's Statement shall be deemed waived.

         (e) PROCEDURES FOR REVIEW

             (i) Tenant acknowledges that Landlord maintains its records for this property at its offices in 8730 Sunset Towers, Office of the Building, 8730 Sunset Boulevard, Los Angeles, California, and Tenant therefore agrees that any review of records under this paragraph shall occur at such location.

             (ii) Any review to be conducted under this paragraph shall beat the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing.

             (iii) Tenant acknowledges and agrees that any records reviewed under this paragraph constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review.

             (iv) The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.

         (f) FINDING OF ERROR

             (i) Any error disclosed by the review of record under this paragraph shall be promptly corrected, provided that Landlord shall have the right to cause another review of the records to be made by an independent firm or certified public accountants of national standing. In the event of a disagreement between the two accounting firms, the review that discloses the lease amount of deviation from the Landlord's Statement shall be deemed to be correct.

             (ii) In the event that the results of the review of records [taking into account, if applicable, the results of any additional review caused by Landlord pursuant to subparagraph (c)(1) above] reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay its share of estimated or actual Additional Rent.

             (iii) In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated or actual Additional Rent.

         (g) EFFECT OF TENANT'S DEFAULT. In the event that Tenant becomes in default of its obligations under this Lease at any time during the pendency of a review of records under this


                                       5                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
paragraph, said right to review shall immediately cease and the matters originally set forth in the Landlord's Statement shall be deemed to be correct.

         (h) CONSUMER PRICE INDEX ADJUSTMENT. The monthly basic rent shall be adjusted annually as of January 1 (" ANNUAL ADJUSTMENT DATE"), upward, but not downward, as follows: The adjustment shall be calculated by referring (a) to the index figure for the month of November of the year immediately preceding the year in which this Lease is executed (" BASE MONTH") and (b) the index figure for the month of November preceding the annual adjustment date (" ADJUSTMENT MONTH") as shown in the Consumer Price Index, All Urban Consumers, for the Los Angeles-Long Beach-Anaheim area, as published by the Bureau of Labor Statistics of the United States Department of Labor (" CPI") base on the period 1982-84=100. If the index figure for the adjustment month is higher than the index figure for the base month said monthly Basic Rent shall be increased effective as of January 1 following the adjustment month by the same percentage as the percentage increase of the CPI. If the 1982 base of the CPI is changed, the 1982 base shall be converted to the new base in accordance with the tables issued by said Bureau, and the base as so converted shall be used. If the CPI is discontinued or the 1982 base cannot be so converted, Landlord in its reasonable discretion shall select an alternative index to adjust the monthly Basic Rent to reflect the increase in the consumer price of goods and services. [SEE ADDENDUM SECTION 6]

     5. SECURITY DEPOSIT. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the amount specified in Paragraph 1 herein as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of this security deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. If monthly Basic Rent is increased, whether pursuant to Paragraph 4 or otherwise, the amount of the security deposit required to be maintained by Tenant shall also be increased to an amount that bears the same proportion to the increased Basic Rent as the initial security deposit amount bore to the initial Basic Rent. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. At the expiration of the term of this Lease or earlier termination hereof the security deposit or any unapplied balance thereof shall be used and applied to cure any defaults of Tenant under the Lease or compensate Landlord for loss or damage due to Tenant failure to satisfy its obligations under this Lease. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises. The remainder of the security deposit, if any, shall be returned to Tenant, or at Landlord's option, to Tenant's assignee of this Lease.

     6. HOLDING OVER. Should Tenant, with Landlord's prior written consent, hold over after the termination of this Lease, Tenant shall become Tenant from month to month, upon the terms herein provided as may be applicable to a month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly, in advance, Basic Rent at one hundred fifty percent (150%) or a lesser amount in the sole discretion of the Landlord of the rate of Basic Rent in effect for the last month of the term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of the increase in Direct Costs over Base Costs. Any other holding over shall create a tenancy at sufferance, and the reasonable rental rate for which Tenant shall be liable in an unlawful detainer action shall be deemed to be two hundred percent (200%) of the Basic Rent paid under the Lease. Tenant


                                       6                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
agrees to indemnify, defend and hold Landlord harmless from and against any and all claim, loss, damage, cost or expense arising out of Tenant's delay in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant of the Premises.

     7. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against or levied upon fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. If any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

     8. USE. Tenant shall use and occupy the Premises only for the use specified in Paragraph 1, and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe the rights of other Tenants in the Building. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Premises or the Building, including structural changes to the extent required due to Tenant's use of the Premises in excess of normal office use or Tenant's improvements to the Premises in excess of normal office improvements. Tenant acknowledges that it has made its own investigation and determination of the suitability of the Premises for its business operations and the requirements that may be imposed by Applicable Laws in order to conduct its business at the Premises and in no event shall Landlord have any responsibility for taking any action to obtain any conditional use permit, provide parking (except as expressly provided herein) or take other action to make Tenant's occupancy of the Premises comply with Applicable Laws. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph. [SEE ADDENDUM SECTION 7.]

     9. CONDITION OF PREMISES. Except for the work to be performed to the Premises pursuant to the terms of the Work Letter attached hereto as Exhibit "B", Tenant hereby agrees that Premises shall be taken "AS IS," "WITH ALL FAULTS," "WITHOUT ANY REPRESENTATIONS OR WARRANTIES," and Tenant hereby agrees and warrants that it has inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Building or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises, the size thereof, or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition. Tenant hereby waives Section 1941 and 1942 of the Civil Code of California or any successor provision of law.

     10. REPAIRS AND ALTERATIONS. Tenant shall keep the Premises in good condition and repair. All damage or injury to the Premises or the Building caused by the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees shall be properly repaired by Tenant, at its sole cost and expense, to the satisfaction of Landlord. Landlord may


                                       7                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof which costs shall be paid by Tenant within five (5) days from invoice by Landlord. Tenant shall be responsible for the design and function of all non-standard improvements to the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all right to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes, repairs, or additions in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord and upon the approval by Landlord of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any work approved by Landlord. If Landlord, in approving any work specifies a commencement date therefor, Tenant shall not commence any work prior to such date. Tenant hereby indemnities and agrees to hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant. If any permitted alterations, changes, repairs or additions are made, they shall be made at Tenant's expense and shall become the property of the Landlord, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the term, require Tenant at Tenant's expense to remove all partitions, counters, railings and the like installed by Tenants, and to repair any damages to the Premises caused by such removal. [SEE ADDENDUM SECTION 8.]

     11. LIENS. Tenant shall keep the Premises and the Real Property free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition, changes, repairs, or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility) and shall secure, at Tenant's own cost and expense, a completion and payment bond in an amount equal to one hundred fifty percent (150%) of the cost of the work to be performed, in a form and with a bonding company satisfactory to Landlord, for said work which shall name Landlord and Tenants as payees thereon. If there shall be recorded against the Premises or the Real Property any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged within ten (10) business days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful-or correct and the amount thereof, upon being billed to Tenant shall be immediately paid by Tenant to Landlord, or to require that Tenant deposit with Landlord in lawful money of the United States, one hundred and one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claims shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorney's fees incurred by Landlord, and shall remit the balance thereof to Tenant.

     12. BUILDING SERVICES.

         (a) Landlord agrees to furnish to the Premises, at its expense, so long as Tenant is not in default hereunder, from 9:00 a.m. to 5:30 p.m. Mondays through Fridays and 9:00 a.m. to 1:00 p.m. on Saturdays, local and national holidays excepted, air conditioning and heat, elevator service, electric current for normal lighting and fractional horsepower office machines and, on the same floor as the Premises, water for lavatory and drinking purposes, all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy


                                       8                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
of the Premises. Janitorial and maintenance services will be furnished five days per week. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the air conditioning, heating, elevator, electrical and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, force majeure events, necessary repairs or other cause. Except as specifically provided in this Paragraph 12, Tenant agreed to pay upon being billed therefor by Landlord for all utilities and other services utilized by Tenant for all overtime or additional building services furnished to Tenant not uniformly furnished to all Tenants of the Building. Landlord's obligation to render to the Premises the services set forth in this Paragraph 12 is conditional upon the payment by Tenant of all sums due under this Lease, including but not limited to sums which are in dispute.

         (b) Tenant shall not permit the consumption in the Premises of more than two (2) watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than two (2) watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. If such limits are exceeded, Landlord shall have the right to remove any lighting fixture or any fluorescent tube or bulb therein as it deems necessary and/or to charge Tenant for the cost of the additional electricity consumed. Tenant will not without the written consent of Landlord use any apparatus or devise in the Premises, including without limitation electronic data procession machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water.

         (c) If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Paragraph 12(b) above, Tenant shall first obtain the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed for any such other use. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such electric current consumed by any such use as shown by said meter, at the rates charged for such services by the public utility providing the service, plus any additional expense incurred by Landlord in keeping account of the electric current so consumed.

         (d) If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the Building standard lights and usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

         (e) If Tenant requires heating, ventilation and/or air conditioning during times other than the times provided in Paragraph 12(a) above, Tenant shall give Landlord such advance notice as Landlord shall reasonably require and shall pay for the use of such equipment such reasonable fee or charge as Landlord shall require.


                                       9                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         (f) Landlord may impose a reasonable charge for any utilities or services, including without limitation electric current, required to be provided by Landlord for use of the Premises other than during the times provided in Paragraph 12(a) above.

     13. RIGHTS OF LANDLORD. Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Real Property, showing the same to prospective Tenants or purchasers of the Real Property, and for making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter at any time in case of emergency. If Tenant shall not be present to open the Premises when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease.

         14. INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY.

             (a) Except to the extent attributable to Landlord's negligence, breach of lease or willful misconduct, Tenant shall indemnify, defend and hold Landlord and Landlord's agents and employees harmless from any and all claims, demands, liabilities, causes of action, costs and attorneys' fees arising from Tenant's use of the Premises and/or Real Property from the conduct of its business, from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises and/or Real Property, from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members and from any and all costs, attorney's fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of loss or damage to personal property and Tenant hereby waives all claims in respect thereof against Landlord, excepting only where the damage is caused solely by willful conduct of Landlord or its authorized agents.

             (b) Landlord shall not be liable for injury to Tenant's business, or loss of goodwill or income therefrom, or for damage that may be sustained by the person, or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises and/or Real Property directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises and/or Real Property, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems, whether such damage or injury results from conditions arising upon the Premises/Building or upon other portions of the Building or Real Property from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except in connection with damage or injury resulting from the sole willful misconduct of Landlord, or its authorized agents. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Building.

             (c) Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building is solely with Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes. Tenant acknowledges that in the event Landlord shall elect to provide mechanical surveillance or to post security personnel in the Building, that Landlord's election to do so shall not make Landlord liable for the failure of such measures to


                                       10                             ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
protect Tenant or its employees, agents, invitees or contractors from injury, loss, damage, cost or expense.

             (d) Except as provided below, Landlord shall not be personally liable for the performance of Landlord's obligations under this Lease. If Tenant acquires any rights or remedies against Landlord (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from the lesser of (a) Landlord's estate and interest in the Real Property (or the proceeds therefrom including insurance proceeds and the proceeds from sale), or (b) the estate and interest Landlord would have in the Real Property (or the proceeds therefrom) if the Real Property were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Real Property; such rights and remedies shall not be satisfied, in any event, from any other property or assets of Landlord.

     15. INSURANCE.

         15.1 TENANT'S INSURANCE. Tenant shall have the following insurance obligations.

         (a) LIABILITY INSURANCE. Tenant shall obtain and keep in full force a policy of commercial general liability and property damage insurance, including but not limited to personal injury, broad form contractual liability, owner's (i.e., Tenant's) contractors protective and broad form property damage under which Tenant is named as the insured and Landlord, Landlord's agent and any lessors and mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than Two Million Dollars ($2,000,000.00). The policy shall contain a cross liability endorsement, and shall be primary coverage for Tenant and Landlord for any liability arising out of Tenant's and Tenant's Employees' use, occupancy or maintenance of the Premises and Project and all areas appurtenant thereto. Tenant shall also obtain and keep in force automobile liability, including bodily injury and property damage, with minimum limits of liability of a combined single limit with respect to each occurrence of not less than Two Million Dollars ($2,000,000.00). Such insurance policies shall provide that they are primary insurance and not "excess over" or contributory. Not more frequently than once each year, if, in the opinion of Landlord's lender or of the insurance consultant retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance consultant; provided however, that in no event shall any such insurance coverage be increased in excess of that which is from time to time being required by comparable landlord of comparable tenants leasing comparable amounts of space in other first-class buildings in the vicinity of the Building.

         (b) TENANT'S PROPERTY INSURANCE. Tenant at its cost shall maintain on all of its personal property, including, without limitation, Tenant's valuable papers, furniture, fixtures, leasehold improvements installed by or at the expense of Tenant, equipment and inventory, in, on, or about the Premises, an "all risk" property policy including coverage for sprinkler leakage and containing an agreed amount endorsement in an amount not less than one hundred percent (100%) of the full replacement cost valuation under which Tenant is named as the insured and Landlord, Landlord's agents and any lessors and mortgagees (whose names shall have been furnished to Tenant) are additional insureds as their interests may appear. The proceeds from any such policy shall be used by Tenant for the replacement of such personal property and improvements. The "full replacement cost valuation" of the personal property and improvements to be insured under this Paragraph 15 shall be furnished to the company issuing the insurance policy by Tenant at least once every year. Tenant's property insurance shall not provide for a deductible of more than One Thousand Dollars ($1,000).


                                       11                             ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         (c) WORKERS' COMPENSATION INSURANCE. Tenant shall maintain Workers' Compensation insurance as required by law and Employer's Liability insurance in an amount not less than One Million Dollars ($1,000,000.00).

         (d) BUSINESS INTERRUPTION/EXTRA EXPENSE INSURANCE. Tenant shall maintain loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant's property insurance described above but in no event less than one year's loss of income, business interruption, and extra expense. Such insurance will be carried with the same insurer that issues the insurance for the personal property.

         (e) OTHER COVERAGE. Tenant, at its cost, shall maintain such other insurance as Landlord may reasonably require from time to time.

         (f) INSURANCE CRITERIA. All the insured required to be maintained by TENANT under this Lease shall:

             (i) Be issued by insurance companies admitted in the State of California, with a financial rating of at least an AX as provided by the most recent edition of Best's Key Rating Guide;

             (ii)  Be issued as a primary policy;

             (iii) Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and to Landlord's lender before cancellation or any material change in the coverage, scope, or amount of any policy; and

             (iv) A waiver of subrogation must be obtained, as required by Paragraph 15.3.

         (g) EVIDENCE OF COVERAGE. A duplicate original policy, or a certificate of insurance shall be deposited with Landlord at the commencement of the term, and on renewal of the policy a certificate of insurance listing the insurance coverages required hereunder and naming Landlord and any other interested parties as additional insured shall be deposited with Landlord not less than thirty (30) days before expiration of the term of the policy.

             In the event Tenant does not comply with the requirements of Paragraph 15.1(a) above, Landlord may, at its option and at Tenant's sole cost and expense, purchase such insurance coverage to protect Landlord. The cost of the premium of any such insurance purchased by Landlord shall be paid to Landlord by Tenant, as additional rent, immediately upon demand therefor.

             15.2 LANDLORD'S INSURANCE. Landlord shall have the following obligations:

                  Landlord shall maintain in effect at all times "all risk" property insurance covering fire, lightning, windstorm, vandalism, malicious mischief and all other risks normally covered by "all risk" policies in the downtown Los Angeles financial district. Such insurance shall provide coverage for one hundred percent (100%) of the full replacement cost valuation of the Building, tenant improvements paid for by Landlord and Landlord's personal property including its furniture, fixtures and equipment, subject to commercially reasonable deductibles. Landlord shall also obtain and keep in full force (a) a policy of commercial general liability insurance and (b) loss of rent insurance, all such insurance being in amounts and with deductibles comparable to the insurance being carried by landlords of other comparable firs class institutional quality office buildings in the Sunset Strip district. Landlord may, but shall not be required to, maintain earthquake coverage.


                                       12                             ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

     15.3 ALLOCATION OF INSURED RISKS/WAIVER OF SUBROGATION. Landlord and Tenant mutually waive and release any and all rights of RECOVERY and claims either has against the other and each of their respective agents, employees, directors, shareholders, officers, partners, trustees and representatives, for losses or damages that are caused by or result from perils insured against under any insurance policies carried by the parties, but only to the extent of such insurance coverage afforded, provided, however, that nothing contained in this subparagraph (b) shall derogate the provisions of Paragraph 14, above. Landlord and Tenant shall cause each insurance policy obtained by them, or either of them, to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any lose or damage covered by any such policy or policies.

     16.   ASSIGNMENT AND SUBLETTING.

           (a) The Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign or transfer (collectively " ASSIGNMENT") this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance. A transfer of stock control in Tenant, if Tenant is a corporation, or the transfer of any partnership interest in Tenant, if Tenant is a partnership, shall be deemed an act of assignment hereunder. Landlord's consent to an Assignment or subletting shall not be unreasonably withheld, provided the proposed procedures contained in subparagraphs (b) and
(c) below are followed and provided that the assignee or subtenant (i) is satisfactory to Landlord as to credit, character and professional standing,
(ii) will meet any other Tenant requirements then generally imposed by Landlord with respect to new tenants of the Building, and (iii) will use the Premises for the same use and in the same manner specified in Paragraph 1 hereof. It shall not be unreasonable for Landlord to withhold its consent to any proposed Assignment or Sublet if (i) the occupancy of the proposed assignee or subtenant will tend to impair the character or dignity of the Building (ii) the proposed use will impose any additional burden upon Landlord in the operation of the Building. (iii) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (iv) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question; or (v) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

           Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Paragraph 16 shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to one assignment or subletting shall not relieve Tenant for obtaining the prior written consent of Landlord to any further assignment or subletting or release Tenant from any liability or obligation hereunder, whether or not then accrued. Further, all advertising with respect to the leasing, subletting or assignment of space in the Building must be approved in writing by Landlord prior to publication.

           (b) As conditions precedent to Landlord's consent to any assignment or subletting of the whole or any part of the Premises:

                (i) At least twenty five (25) days prior to any proposed assignment or subletting, Tenant shall submit to Landlord a statement containing: (A) the name and address of the proposed assignee or subtenant;
(B) a financial statement of the proposed assignee or subtenant containing bank and other credit references; (C) the type of use proposed for the Premises; and (D) all of the principal terms and conditions of the proposed assignment or subletting including, but not limited to, the proposed commencement and expiration dates of the

                                     13
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
term thereof and the amount of rent payable by the assignee or subtenant and, a floor plan delineating the proposed assigned or sublet area; and

                (ii) Tenant shall deliver to Landlord an original assignment or sublease executed by Tenant and the proposed assignee or subtenant on a form approved by Landlord;

                (iii) Tenant shall pay Landlord's reasonable attorneys fees, not to exceed $1,500, and other costs incurred in connection with such assignment or subletting; plus a non-refundable fee of $250 for Landlord's time in processing Tenant's request;

                (iv) If the consideration received by Tenant for such assignment or sublease (after deducting therefrom leasing commissions, rental paid during any period in which the Premises were vacant, the unamortized part of Tenant's contribution to over-standard Tenant improvements, if any, and any other reasonable out-of-pocket expenses of Tenant incurred in connection with such subleasing or assignment of the Premises) exceeds the Basic Rent and the Additional Rent, or pro rated portion thereof, as the case may be, for such space reserved in this Lease, Tenant shall pay to Landlord when received, an additional Basic Rent, one hundred percent (100%) of the excess of the consideration paid in connection with the assignment or sublease, over the Basic Rent and Additional Rent then due reserved in this Lease applicable to the assigned or subleased space. [SEE ADDENDUM SECTION 9]

     17.   DAMAGE OR DESTRUCTION.

           (a) DAMAGE - INSURED. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to Landlord to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to an equitable reduction of rent while such restoration takes place, such reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises.

           (b) DAMAGE - UNINSURED. In the event the Premises or the Building are damaged by a risk not covered by Landlord's policy or the proceeds of insurance available to Landlord are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed with sixty
(60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to (i) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be equitably abated as hereinabove provided, or (ii) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than 30 nor more than sixty (60) days after giving such notice. In the event of giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent theretofore paid in advance for any period of time subsequent to such date.

           (c) LANDLORD'S OBLIGATIONS. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decoration, partitions, ceilings, floor coverings, office fixtures or any other tenant improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

                                     14
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

           (d) WAIVER BY TENANT. Tenant shall have no right to terminate this Lease as a result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises of the Building, except as expressly provided herein, and Tenant expressly waives the provisions of Civil Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the Premises. [SEE ADDENDUM SECTION 10.]

     18. SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the Property or the Real Property and to all renewals, modification, consolidation, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, this Lease shall be so, and upon written request of Landlord to Tenant, Tenant agrees within ten (10) days after Landlord's request, to execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Building or the Real Property or any renewals, modification, consolidations, replacements or extensions thereof, provided, however, that Landlord obtains from the lender or ground lessor a written undertaking in favor of Tenant to the effect that such lender or ground lessor will not disturb Tenant's rights of possession under this Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease.

     19. EMINENT DOMAIN. If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof ("TAKING"), this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same of any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder or for the interruption of, or damage to Tenant's business. In the event of a partial taking, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining usable by Tenant bears to the total area of the Premises.

     20.   DEFAULTS; REMEDIES.

           (a) DEFAULTS. The following events shall constitute a material default under this Lease:

                (i)  The vacating or abandonment of the Premises by Tenant.

                (ii) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, or the failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. Such notice need be given only once and may state in the alternative that Tenant must pay the sum due or perform the covenant, whichever is applicable, or quit the Premises within said three (3) day period.

                (iii) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors, (b) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any bankruptcy law


                                     15

                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

(unless the petition filed against Tenant is dismissed within thirty (30) days; (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. [SEE ADDENDUM SECTION 11.]

           (b) REMEDIES. In the event of any such material default, Landlord may at any time thereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                (i) Landlord has the remedy described in California Civil Code Section 1951.4 to maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions, and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises: such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such reletting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially. Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default by Tenant. In the event of such subsequent termination, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default as specified in the following paragraph.

                (ii) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately deliver possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (1) the worth at the time of the award of any unpaid rent which had been earned at the time of such termination: plus (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided: plus (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided: plus (4) any other amount necessary to compensate Landlord for all the detriment approximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, (including, without limiting the generality of the foregoing, the amount of any commission and/or finder's fee for a replacement tenant, and costs to improve the Premises for a replacement tenant); plus (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in his sole discretion deems reasonable and necessary. As used in subparts (i) and (ii) of this subparagraph (b), the "worth at the time of award" is computed by allowing interest at the then legal maximum rate of interest for a business obligation; and, as used in subpart (3) of this subparagraph (b), the worth at the time of award is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank of San Francisco at the time of award plus 1%. The term "rent," as used in this Paragraph, shall be deemed to be and to mean all rentals to be paid pursuant to this Lease and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

                                     16
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                 (iii) Landlord may, at Landlord's option, retain any or all of Tenant's property remaining on the Premises, and title thereto shall thereupon vest in Landlord without the execution of a document of sale or conveyance by Tenant; or Landlord may remove any or all items of Tenant's property from the Premises and provided Landlord has given Tenant at least ten (10) days notice of its intent to do so, dispose of them in any manner Landlord sees fit, and Tenant shall pay upon demand to Landlord the actual expense of such removal and disposition together with interest, at the then maximum interest rate allowed by law for a business obligation, from the date of payment by Landlord until repayment by Tenant.

                (iv) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

           (c) LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause
Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within five (5) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount, which shall be additional rent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant.

           (d) PERSISTENT DELINQUENCIES. If Tenant shall be delinquent by more than fifteen (15) days in the payment of rent on three separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) day written notice given by Landlord to Tenant within thirteen (13) months of the last such delinquency.

     21. TRANSFER OF LANDLORD'S INTEREST. If Landlord transfers its interest in the Premises or in the Real Property, other than a transfer for SECURITY purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer, including without limitation the obligation of Landlord under Paragraph 5 above to return the security deposit as provided therein.

     22. BROKER. In connection with this Lease, Tenant warrants and represents that it has had dealings only with the broker named in paragraph 1 above and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord, its agents, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect, inaccurate or false.

     23. PARKING. Tenant shall be entitled to rent the number of unreserved parking space(s) for set forth in Paragraph 1 above in the parking areas as designated by Landlord. Such parking shall be available upon terms and conditions to be established from time to time by Landlord or Landlord's operator of such parking facilities, but Landlord does not warrant or represent that the parking will continue to be available if Tenant does not rent the same continuously from the commencement of the term of this Lease. In addition, to the extent available, Tenant shall have the right to validation parking in the parking areas designated by Landlord upon terms and conditions to be established from time to time by Landlord or Landlord's operator of such parking facilities. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking areas, or as to the availability of parking spaces, for the conduct of Tenant's business. [SEE ADDENDUM SECTION 5.]

                                     17
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

     24. WAIVER. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived, except by an instrument in writing executed by the waiving party. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's right to recover all balances due and owing and to pursue its OTHER rights against Tenant under this Lease.

     25. ESTOPPEL CERTIFICATE. Tenant shall from time to time, upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying certain facts including, without limitation, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental, the security deposit, if any, and other charges, if any, are paid in advance, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute default on the part of Landlord hereunder, or specifying such defaults, events, or conditions, if any are claimed. Any prospective purchaser or encumbrancer of the Building shall be entitled to rely upon any such statement. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a breach or default under this Lease if such option is not so exercised by Landlord, Tenant's failure shall be conclusive upon Tenant that
(i) this Lease is in full force and effect without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance; and (iii) that not more than two (2) months' rental has been paid in advance.

     26. FORCE MAJEURE. This Lease and the obligations of Tenant hereunder shall not be affected or impaired by reason of unavailability of materials, strike or other labor troubles or any other cause beyond the reasonable control or anticipation of Landlord.

     27.   HAZARDOUS WASTE.

           (a) Tenant shall not cause or permit any Hazardous Material (as defined in Paragraph 27(c) below) to be brought, kept or used in, on, under or about the Real Property by Tenant, its agents, employees, contractors, or invitees. Tenant shall defend, indemnify and hold harmless Landlord, its agents, partners, officers, employees, successors, assigns, lenders and insurers from and against any breach by Tenant of the obligations stated in the preceding sentence, including any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Building, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes,

                                     18

                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Real Property. Without limiting the foregoing, if the presence of any Hazardous Material in the Real Property caused or permitted by Tenant results in any contamination of the Real Property, Tenant shall promptly, subject to Paragraphs 10 and 11 hereof take all actions, at its sole expense, as are necessary to return the Real Property to the condition existing prior to the introduction of any such Hazardous Material.

           (b) Landlord and Tenant acknowledge that Landlord may become legally liable for the costs of complying with Laws (as defined in Paragraph 27(d) below) relating to Hazardous Material which are not the responsibility of Landlord or the responsibility of Tenant, including the following: (i) Hazardous Material present in the soil or ground water on the Real Property of which Landlord has no knowledge as of the effective date of this Lease;
(ii) a change in Laws which relate to Hazardous Material which make that Hazardous Material which is present on the Property as of the effective date of this Lease, whether known or unknown to Landlord, a violation of such new Laws; (iii) Hazardous Material that migrates, flows, percolates, diffuses, or in any way moves on, to, or under the Real Property after the effective date of this Lease; or Hazardous Material present on or under the Real Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Real Property by other lessees of the Real Property or their agents, employees, contractors, or invitees, or by others. Accordingly, Landlord and Tenant agree that the cost of complying with Laws relating to Hazardous Material on the Real Property for which Landlord is legally liable and which are paid or incurred by Landlord shall be an Operating Cost (and Tenant shall pay Tenant's Proportionate Share thereof in accordance with Paragraph 4) unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant pursuant to Paragraph 27(a) above. To the extent any such Operating Cost relating to Hazardous Material is subsequently recovered or reimbursed, Tenant shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Cost to which such recovery or reimbursement relates.

           (c) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "hazardous waste," "extremely hazardous waste", or "restricted hazardous waste" under
Section 25115, 25117, or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material," "Hazardous substance", or "hazardous waste" under
Section 25501 of the California Health and Safety Code, Division 20, Chapter
6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, 6.7 (Underground Storage of Hazardous Substances),
(v) petroleum, (vi) asbestos, (vii) listed under Paragraph 9 hereof, defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to section 311 of the Federal Water Pollution control Act (33 U.S.C. & 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. & 6901) et seq. (42 U.S.C. & 6903), or (x) defined as a
"hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. & 6901 et seq. (42 U.S.C. & 9601).

           (d) As used herein, the term "Laws" mean any applicable federal, state or local laws, ordinances, or regulation relating to any Hazardous Material affecting the Real Property,

                                     19
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
including, without limitation, the laws, ordinances, and regulation referred to in Paragraph 27(c) above. [SEE ADDENDUM SECTION 12.]

     28.   SURRENDER OF PREMISES; REMOVAL OF PROPERTY.

     Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall deliver possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, and remove from, subject, however, to the exception set forth in the last sentence of Paragraph 10, and the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, freestanding cabinet work, movable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed. The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     29.   RULES AND REGULATIONS.

           (a) No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord. Landlord's acceptance of any name for listing on the Building Directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the demised premises.

           (b) Tenant shall not obtain for use on the Premises ice, drinking water, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblacking, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent.

           (c) The sidewalks, halls passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises.

           (d) Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

           (e) Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings, floor or in any way deface the Premises.

           (f) In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Building. All office equipment of any electrical or mechanical nature shall be place by Tenants

                                     20
                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise, or annoyance. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Building, Tenant shall inform Landlord in writing of the dimensions and weight thereof and shall obtain Landlord's consent thereto, which consent Landlord shall have the right to deny. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule (f) nor relieve Tenant from responsibility for the consequences of such non-compliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Building or a nuisance to other Tenants, either alone or in combination with other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant upon Landlord's written notice of such determination and demand for removal thereof.

           (g) Tenant shall not use or keep in the Premises or Building any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

           (h) Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

           (i) Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

           (j) Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves. No air conditioning unit or other similar apparatus shall be installed or used by any Tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity used for air conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus in installed pursuant to the preceding sentence.

           (k) The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or as a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

           (l) Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Building or neighboring buildings or Premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

           (m) No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any Tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenants, their employees and visitors shall be permitted. No Tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

                                     21

                                                                      ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

           (n) The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

           (o) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each Tenant must, upon the termination of his tenancy, give to Landlord all keys of stores, offices or toilets or toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished such Tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

           (p) Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any Tenant shall refrain from and discontinue such advertising.

           (q) Landlord reserves the right to control access to the Building by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays. Each Tenant shall be responsible for all persons for whom he requests after-hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules pertaining to freight elevator usage, including the allocation and reservation of such usage for Tenant's initial move-in to their Premises, and final departure therefrom.

           (r) Any person employed by any Tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the Office of the Building (but not as an agent or servant of Landlord, and the Tenant shall be responsible for all acts of such persons).

           (s) All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

           (t) The requirements of Tenants will be attended to only upon application to the Office of the Building.

           (u) Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

           (v) There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

           (w) Tenant agrees that it shall comply with all fire security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. [SEE ADDENDUM SECTION 13.]

     30.   ADDITIONAL PROVISIONS.  (Intentionally Omitted).

     31.   GENERAL PROVISIONS.

           (a) SEVERABILITY; ENTIRE AGREEMENT. If any provision of this Lease is determined by a Court to be invalid, void, or illegal such shall in no way impair or invalidate any


                                      22                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord
other provision of this Lease and such other provisions shall remain in full force and effect. This Lease and the exhibits and any rider attached hereto constitute the entire agreement between Landlord and Tenant with respect to the subject matter hereof, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. This Lease may not be amended, modified or supplemented except by an agreement in writing signed by the parties hereto or their successors in interest. This Lease shall be governed by California law.

           (b) ATTORNEY'S FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit and such attorneys fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such person, Tenant agrees to hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys, fees incurred by Landlord in or in connection with such litigation.

           (c) TIME OF ESSENCE. Each of Tenant's covenants herein is a condition and time is of the essence with respect to the performance of every provision of this Lease and the strict performance of each shall be a condition precedent to Tenant's right to remain in possession of the Premises or to have this Lease continue in effect.

           (d) HEADINGS. The paragraph and subparagraph headings contained in this Lease are for convenience only and do not limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms, or corporations of which Tenant may be composed. If more than one person executes this Lease as Tenant the act of or notice from or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, shall be binding upon each of them, with the same force and effect as if each of them had so acted or so given or received such notice or refund or so signed.

           (e) NO OPTION. The submission of this Lease to Tenant for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises for Tenant. This Lease shall only become effective upon the execution hereof by Landlord and Tenant and delivery of a fully executed counterpart hereof to Tenant.

           (f) USE OF BUILDING NAME; IMPROVEMENTS. Tenant shall not use the name, picture or representation of the Building, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. If Landlord undertakes any additional improvements on the Real Property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby and rental hereunder shall under no circumstances be abated.

           (g) QUIET POSSESSION. Upon Tenant's paying the rent, additional rent and other sums provided hereunder and observing and performing all of the covenants and provisions on


                                      23                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

           (h)  deleted.

           (i) SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraph 16 hereof, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

           (j) NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the address of the place from time to time established for the payment of rent and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant.

           (k) CHANGES IN BUILDING, FACILITIES, NAME. Landlord may adopt any name for the Building and Landlord reserves the right to change the name or address of the Building at any time. Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable.

           (l) AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord. If Tenant fails to comply with the requirements set forth in this subparagraph (1), then each individual executing this Lease shall be personally liable for all of Tenant's obligations in this Lease.

           (m) DEMOLITION. If, following the initial term of this Lease, Landlord intends to voluntarily demolish the Building of which the Premises are a part, upon one hundred eighty (180) days prior written notice from Landlord to Tenant, Landlord, without imposing on Landlord any liability or obligation whatsoever, (including any loss, claim or damage sustained by Tenant in connection with the installation of any Tenant improvements, decorations, communication systems and any other facilities designed and used in the business and activities conducted at the Premises) may terminate this Lease and all of Tenant's right, title and interest hereunder and the leasehold estate and benefits created hereby. Such termination shall be effective on the last day of the calendar which is one hundred eighty (180) days after the date of said notice to terminate. Tenant shall (1) until said termination date, continue to promptly and completely perform all of its covenants and agreements contained herein, and (2) upon said termination date surrender the Premises to Landlord upon the terms and conditions set forth in Paragraph 28 hereof.


                                      24                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

           (n) INTEREST. Unpaid installments of rent or other sums shall bear interest from the date due at the then the maximum interest rate allowed by law for a business obligation.

           (o) WAIVER OF RELIEF AGAINST FORFEITURE. Tenant does hereby waive any and all rights under Code of Civil Procedure Section 1179, or otherwise to obtain relief against forfeiture of this Lease.

           (p) LANDLORD DEFAULT. Landlord shall not be deemed to be in default in the performance of any obligation required by it under this Lease, or under any Addenda executed in connection herewith, unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute to completion. In no event shall Tenant be entitled to the remedy of constructive eviction in the event Landlord is in default in the performance of any obligation required by Landlord under this Lease, and Tenant does hereby waive said remedy of constructive eviction in such event.

           (q) PRESUMPTIONS. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

           (r) RENT DEFINED. All monetary obligations due from Tenant to Landlord pursuant to the terms of this Lease shall be deemed to be rent.

           (s) EXHIBITS. All exhibits and any riders annexed to this Lease are incorporated herein by this reference.

           (t) GUARANTY. If there is a guarantor of this Lease, the effectiveness of this Lease is conditioned upon the execution and delivery to Landlord of the guaranty attached hereto.

           (U) LANDLORD/TRUSTEE. The Landlord under this Lease is Anthony Vincent Zehenni solely in his capacity as trustee under the Anthony Vincent Zehenni Trust created by Declaration of Trust Dated December 8, 1982 , as amended, and doing business as 8730 Sunset Towers. References in this Lease to "8730 Sunset Towers" shall be deemed references to the Landlord as defined in the previous sentence. This Lease is executed and delivered by said Anthony Vincent Zehenni not in his own right but solely in the exercise of the powers conferred upon him as trustee under such trust. In no event shall Anthony Vincent Zehenni have any personal responsibility or liability for the obligations or liabilities of Landlord arising under or in connection with this Lease.

"LANDLORD"

         ANTHONY V.  ZEHENNI AS TRUSTEE UNDER THE
         ANTHONY VINCENT  ZEHENNI TRUST CREATED UNDER
         DECLARATION OF TRUST DATED DECEMBER 8, 1982

         d/b/a 8730 SUNSET TOWERS


-----------------------------------------------------
ANTHONY V. ZEHENNI, SOLELY IN HIS CAPACITY AS TRUSTEE


                                      25                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

SOUNDBREAK.COM, A CALIFORNIA CORPORATION "TENANT"


BY:   _______________________________

PRINT NAME:__________________________

ITS:  _______________________________


BY:   _______________________________

PRINT NAME:__________________________

ITS:  _______________________________


                                      26                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                  ACCEPTANCE AND STATEMENT OF PREMISES AND TERM


TO:  soundbreak.com, a California corporation           DATE:  October 22, 1999
     8730 Sunset Boulevard
     Suites 700 and 600 West
     West Hollywood, CA  90069
     ("Tenant")


                         RE: Term/Acceptance of Premises

         In accordance with Paragraph 2 of your Lease, please acknowledge your acceptance of possession of your demised Premises and your agreement that the Commencement Date of the Lease is ________________________________ and the termination date of the Lease is ___________________________________.
In accordance with your Lease that the Basic Rent, as set forth in Paragraph l.c. of your Lease, is THIRTY-SIX THOUSAND EIGHT DOLLARS AND ZERO/100'S ($36,008.00).

         Tenant hereby agrees to forward all necessary and normal day-to-day Lease requirements, such as rental and other charges, Insurance Certificates, property tax payments, etc. to the following, unless otherwise designated by Landlord.

                               8730 SUNSET TOWERS
                    8730 SUNSET BLVD, OFFICE OF THE BUILDING
                          LOS ANGELES, CALIFORNIA 90069


                                Very truly yours,



                       By:_______________________________
                                LANDLORD / AGENT

         Tenant hereby agrees with the dates and amounts set forth above and further acknowledges its acceptance of possession of the demised Premises.



soundbreak.com, a California corporation ("TENANT")

By:_______________________

Date:_____________________


                                      27                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                                ADDENDUM TO LEASE


         THIS ADDENDUM TO LEASE ("Addendum") is made and entered into as of October 22, 1999, by and between 8730 Sunset Towers ("Landlord") and soundbreak.com, a California Corporation ("Tenant").


                                    RECITALS

         A. 8730 Sunset Towers ("Original Landlord") and soundbreak.com ("Tenant") entered into that certain Standard Form Office Lease, dated as of October 22, 1999 (the "Original Lease") whereby Original Landlord leased to Tenant and Tenant leased from Original Landlord certain office space located in that certain Building located and addressed at 8730 Sunset Boulevard, West Hollywood, California (the "Building"). The Original Lease as amended by this Addendum may be referred to herein as (the "Lease");

         B. By this Addendum, Landlord and Tenant desire to modify the Lease as provided herein;

         C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Original Lease.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

         1.       DELIVERY OF PREMISES.

                  (a) DELIVERY IN INSTALLMENTS. Landlord shall first deliver to Tenant the 6th floor of the Building (the "6th Floor Premises") with the following work performed (i) temporary carpet in all but the sound booth and file server rooms; (ii) paint; (iii) allowance for phone, data and electrical outlets; and (iv) ceiling repair (collectively, the "Initial 6th Floor Work"). Landlord shall perform work (the "7th Floor Work") to the 7th Floor of the Premises (the "7th Floor Premises") in accordance with the Work Letter and upon completion of the 7th Floor Work shall deliver the 7th Floor Premises to the Tenant, at which time Tenant shall vacate the 6th Floor Premises, provided Tenant may occupy the soundbooth, the file server room and, to the extent Tenant requests and Landlord determines that such occupancy will not interfere with Landlord's performance of work to the 6th Floor, other portions of the 6th Floor. Landlord shall commence completion of the work to the 6th Floor of the Building (the "Final 6th Floor Work") in accordance with the terms of the Work Letter. Except for the Initial 6th Floor Work, the 7th Floor Work and the Final 6th Floor Work, the Premises shall be delivered by the Landlord, and accepted by the Tenant in its absolute as-is condition.

                  (b) RENT OBLIGATIONS AS TO PREMISES DELIVERED ONLY. Tenant shall pay rent for the portions of the Premises delivered hereunder as follows: (1) upon Substantial Completion of the Initial 6th Floor Work, Tenant shall pay rent with respect to the 6th Floor Premises only; (2) upon Substantial Completion of the 7th Floor Work, Tenant shall pay rent with respect to the 7th Floor Premises and only such portions of the 6th Floor that Tenant continues to occupy as provided above; (3) upon Substantial Completion of the Final 6th Floor Work, Tenant shall pay rent for the entire Premises.


                                      28                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         2. GENERATOR AND SUPPLEMENTAL AIR CONDITIONING UNITS. Landlord shall provide to Tenant the exclusive use of (i) generator located in the rooftop parking area, and (ii) the two existing supplemental air-conditioning units located on the balcony of the sixth (6th) floor that exists at the Building and the Premises as of the signing of this Lease. Tenant shall accept the equipment is its absolute as-is condition, and Landlord makes no warranty, express or implied, as to the condition and operation of such equipment. Landlord shall not be responsible to Tenant, its employees, agents, guests as a result of Tenant's usage of the equipment described herein, and Tenant shall indemnify and hold Landlord and Landlord's employees and agents harmless from any and all claims, demands, liabilities, causes of action, costs and attorney's fees arising from Tenant's usage of such equipment.

         Tenant shall be solely responsible for the service, maintenance, and repairs of the equipment, and shall comply with any and all Federal, State and Local governing authorities at Tenant's sole cost and expense.

         Notwithstanding the foregoing, in the event that, within fourteen (14) days following the mutual execution and delivery of this Lease, Tenant determines that the afore-mentioned generator is not operational or is materially defective, Tenant may deliver written notice to Landlord that Tenant has elected to terminate all of its rights and obligations hereunder relating to such generator.

         3. ABOVE-STANDARD ELECTRICAL. In the event that Tenant's electrical usage at the Premises (which are not separately metered and separately charged to Tenant) exceeds the standard usage of office tenants in the Building ("Standard Electrical Usage") whether due to the extended hours of Tenant's operations and/or high usage by Tenant during normal business hours, Landlord shall require that all or part of the electrical usage at the Premises that is not separately metered, shall be separately metered at Tenant's sole cost and expense, in order to determine the amount of electrical usage which is in excess of Standard Electrical Usage limits. Tenant shall pay to Landlord actual costs of any excess electrical usage plus a reasonable administrative fee not to exceed 10% of the actual costs. The parties agree that separate metering will be made for the use of the supplemental air conditioning units described in section 2 above and for aspects of the Premises set forth in the approved plans.

         4. CAP ON DIRECT COST INCREASES. Notwithstanding the terms of Paragraph 4, Direct Costs for any given calendar year following 2000 shall not exceed the Base Costs increased at a compounded rate of ten percent (10%) each year, starting with the year 2001. To illustrate the foregoing, if Base Costs per rentable square foot of the Building were $10.20, the maximum Direct Costs per rentable square foot of the Building would be $11.22 for 2001, $12.34 for 2002, $13.58 for 2003 and $14.93 for 2004.

         5. PARKING. One parking space shall be deducted from Tenant's parking allotment set out under Section 1(f) of this Lease for the purpose of accommodating the generator provided to Tenant under Section 2 of this Addendum, provided rent for the use of such space for the generator shall be paid for by Tenant to Landlord at the prevailing reserved parking rate.

         6. CONSUMER PRICE INDEX ADJUSTMENT (PARAGRAPH 4). The Basic Rent shall not be increased under Section 4 of the Lease until January 1, 2001 according to the provisions of this section.

         7. USE (PARAGRAPH 8). Tenant's obligations under Section 8 of the Lease shall exclude structural work to the Building or work to the systems of the Building, unless such work is required by Tenant's improvements or Tenant's use in excess of normal office improvements or normal office use.


                                      29                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         8. REPAIRS AND ALTERATIONS (PARAGRAPH 10). Landlord's satisfaction shall be reasonable under this Section. Landlord may make any repairs which are not made by Tenant within twenty (20) days of receiving written notice from Landlord (or immediately in emergency) and charge Tenant for the cost thereof which costs shall be paid by Tenant within five (5) days from invoice by Landlord. Prior to the installation of any alteration hereunder Tenant may request that Landlord elect whether Landlord shall (i) require such alteration to remain with the Premises at the end of the Lease Term; (ii) require such alteration to be removed or remain at the end of the Lease Term. If so requested by Tenant, Landlord shall make such election prior to Tenant's installation of the alterations. Landlord may not require Tenant to remove any alterations or installations made by Landlord on Tenant's behalf or by Tenant as part of the Tenant Improvements to the Premises made pursuant to the Work Letter attached hereto as Exhibit B; except that, at Landlord's discretion, Tenant shall be required to remove those improvements exceeding Building standards (e.g., raised flooring, electrical wiring and cabling, soundproofing).

         9. ASSIGNMENT AND SUBLETTING (PARAGRAPH 16). As used herein the term "Affiliate Transferee" shall mean any entity which (i) is controlled by, controls, or is under common control with, Tenant, or the Guarantor, or which merges with, is acquired by, or acquires all of Tenant's assets or stock and (ii) to which Tenant assigns this Lease or makes a sublease of the Premises. "Control" as used in this Paragraph shall mean the possession, direct or indirect, of the power to control the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained in Paragraph 16, an assignment or sublease of the Premises to an Affiliate Transferee shall not require Landlord's prior consent, (but shall be subject to the other terms hereof), provided that: (A) Tenant gives Landlord prior written notice of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably required by Landlord regarding such assignment or sublease or such Affiliate Transferee;
(B) that such assignment or sublease is not a subterfuge by Tenant to avoid Tenant's obligation to obtain consent or pay the rental profits required hereunder; and (C) the assignor remains fully liable for the obligations of Tenant hereunder and the Affiliate Transferee assumes full liability for the Tenant's obligation hereunder. Tenant shall pay Landlord's reasonable costs in connection with such assignment or sublease as provided in Section 16.

         In the event Tenant contemplates a transfer of all or a portion of the Premises as provided in the Lease or this Addendum, Tenant shall give Landlord written notice of such contemplated transfer and, notwithstanding all other rights of Landlord hereunder, if such transfer is an assignment or a sublease of all of substantially all of the Premises, Landlord shall have the right to terminate this Lease with respect to the space to be transferred Tenant, by delivery of written notice making such election to Tenant within ten (10) business days following receipt of such notice from Tenant.

         10.      DAMAGE OR DESTRUCTION (PARAGRAPH 17). Damage-Insured:
Within sixty (60) days following any damage or destruction that prevents access to or renders more than twenty five percent (25%) of the Premises untenantable, Landlord shall give Tenant written notice of stating the estimated time for the restoration of the Premises or access thereto, and if such estimated time is exceeds 120 days, Tenant shall have the right to terminate this Lease by giving Landlord notice within ten (10) business days of receiving Landlord's notice.

         11. DEFAULTS (PARAGRAPH 20). Tenant's vacating of the Premises for less than thirty (30) days shall not constitute a material default under the Lease. Tenant shall have thirty (30) days after written notice from Landlord to Tenant to cure non-monetary defaults. The three (3) day period under this section of the Lease shall mean three (3) business days.


                                      30                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

         12. HAZARDOUS WASTE (PARAGRAPH 27). Tenant shall not be obligated to pay directly for costs related to use, presence or release of Hazardous Waste within the meaning of this Lease unless such use, presence or release is attributable to Tenant or Tenant's agents, contractors or invitees. Costs relating the use, presence or release of Hazardous Waste in the Building may be included in Operating Costs provided that costs incurred due to the failure of the Building to comply, as of the mutual execution and delivery of this Lease with federal state or local laws relating to Hazardous Materials, shall not be included in Operating Costs and costs incurred due to Landlord failure to comply such laws related to Hazardous Materials shall not be included in Operating Costs.

         13. RULES AND REGULATIONS (PARAGRAPH 29). Where Landlord's consent is required under this section of the Lease, Landlord's consent shall not be unreasonably withheld.

         14. GENERAL PROVISIONS (PARAGRAPH 31). Under section (f) of this Paragraph, Landlord will use commercially reasonable efforts to minimize interference with Tenant's business except in cases of emergency. Under section (m) of this Paragraph, Landlord shall not unreasonably voluntarily demolish the Building during the initial term of the Lease.

         15. VIDEO CAMERA. Tenant shall be entitled to install and operate two (2) video cameras (small portable size) ("Video Cameras") on the balcony of the Premises. The placement of the Video Cameras shall be reasonably approved by Landlord in writing following Tenant's submission of plans and specifications to Landlord. Such installation and operation shall be subject to all the terms and conditions of this Lease. Tenant shall indemnify and hold Landlord and Landlord's employees and agents harmless from any and all claims, demands, liabilities, causes of action, costs and attorney's fees arising from Tenant's usage of such equipment. Tenant shall be solely responsible for the service, maintenance, and repairs of the equipment, and comply with any and all Federal, State and Local governing authorities at Tenant's sole cost and expense.

         16. ELECTRICAL INTERRUPTION. To the extent that Landlord may have advance knowledge of a scheduled electrical power interruption to the Building that is required by Landlord or brought to Landlord's attention by proper notice, Landlord will use commercially reasonable efforts to notify Tenant of such scheduled electrical power interruption. In no event shall Landlord have any liability to Tenant for any reason whatsoever for Landlord's failure to notify Tenant and Tenant hereby waives all claims based thereon.

         17. BROADCAST INTERNET AND WEBSITE USE. In no event shall Landlord's consent to permit broadcast internet and website operations at the Premises impose any obligation on Landlord to perform any work to the Premises or Building in order to accommodate such operations nor shall Landlord incur any costs or obligations in connection with obtaining any necessary permits or governmental authorizations required to permit such operations at the Premises.

                       [TEXT CONTINUES ON THE NEXT PAGE.]


                                      31                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                                    EXHIBIT A























                                      32                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                                    EXHIBIT B

THIS TENANT WORKLETTER shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections is attached as Exhibit "B" and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.


                                    Section 1

                     CONSTRUCTION DRAWINGS FOR THE PREMISES

Subject to the Maximum Allowance, Landlord shall construct the improvements in the Premises (the "Tenant Improvements") pursuant to the space plan and improvement specifications (the "Approved Improvement Plan") agreed to between Landlord and Tenant, which agreement both parties shall use their best efforts to reach within thirty (30) days following the Commencement Date. Tenant shall make no changes or modifications to the Approved Improvement Plan without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion", as that term is defined in Section 5 of this Tenant Work Letter, of the Premises or increase the cost of designing or constructing the Tenant Improvements. Notwithstanding that Landlord may have reviewed and approved the Approved Improvement Plan, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Approved Improvement Plan, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Approved Improvement Plan. In no event shall Landlord be required to incur costs and expenses in connection with the in excess of Two Hundred Seventy Five Thousand One Hundred Fifty Four Dollars and Zero/100's ($275,154) (the "Maximum Allowance") in performing the Tenant Improvements,, which costs shall include, without limitation, architectural fees, space planning, permit applications and design-related fees.


                                      33                              ________
                                                                        Tenant
                                                                      ________
                                                                      Landlord

                                    Section 2

                              OVER-ALLOWANCE AMOUNT

In the event that it is reasonably determined by Landlord that the costs of the Tenant Improvements will exceed the Maximum Allowance, or, after the agreement of the Approved Improvement Plan, Tenant requests any changes thereto which result in any costs in excess of the Maximum Allowance, all such excess costs shall be estimated by Landlord and paid by Tenant to Landlord immediately upon Landlord's request (the "Over-Allowance Amount"). The Over-Allowance Amount shall be disbursed to Landlord prior to the disbursement of any portion of Landlord's contribution to the construction of Tenant Improvements.

                                    Section 3

                      CONTRACTOR'S WARRANTIES AND GURANTIES

Landlord hereby agrees to assign to Tenant to the extent assignable and to the extent reasonably necessary to allow Tenant to pursue the particular claim against the Contractor, all warranties and guaranties by the contractor who constructs the Tenant Improvements (the "Contractor") relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

                                    Section 4

                               TENANT'S COVENANTS

Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of Tenant's space planner/architect on the Premises or the Building. In addition, immediately after the Substantial Completion of the Premises, Tenant shall have prepared and delivered to the Building a copy of the record set of plans and specifications (including all working drawings) for the Tenant Improvements.


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                                    Section 5

            COMPLETION OF THE TENANT IMPROVEMENTS; COMMENCEMENT DATE

         (a) READY FOR OCCUPANCY. The Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Initial 6th Floor Work, the 7th Floor Work and the Final 6th Floor Work, as applicable. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the applicable portion of the Premises pursuant to the Approved Improvement Plan, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant under the supervision of Contractor.

         (b) DELAY OF THE SUBSTANTIAL COMPLETION OF THE PREMISES. Except as provided in this Section 5(b), the Commencement Date shall occur as set forth in the Lease and Section 5(a), above. If there shall be a delay or there are delays in the Substantial Completion of the applicable portion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of:

         (i) Tenant's failure to timely approve any matter requiring Tenant's approval;

         (ii) A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

         (iii) Tenant's request for changes in the Approved Improvement Plan;

         (iv) Changes in any of the Approved Improvement Plan because the same do not comply with applicable laws;

         (v) Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, Landlord's standard improvement package items for the Building;

         (vi) Changes to the base, shell and core work of the Building required by the Approved Improvement Plan; or

         (vii) Any other acts or omissions of Tenant, or its agents, or employees; then notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.


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

                                    Section 6

                                  MISCELLANEOUS

         (a) TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION. Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing over-standard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6(a), Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to Section 6.1.

         (b) FREIGHT ELEVATOR. Landlord shall, consistent with its obligations to other Tenants of the Building, designate one (1) elevator as a freight elevator, and make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

         (c) TENANT'S REPRESENTATIVE. Tenant has designated Lisa Crane as its sole representative with respect to matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         (d) Landlord's Representative. Landlord has designated G. Lynn Davis as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         (e) TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

         (f) TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the


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

Lease, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                                    Section 7

                              ADDITIONAL PROVISIONS

         (a) Landlord shall not charge a supervision fee or administrative fee in connection with the base Tenant Improvements. Landlord shall reasonably accommodate Landlord's contractor during the construction of the Tenant Improvements (e.g., parking and essential Building services).

         (b) All work performed in the Premises, whether by Landlord or Tenant, shall be completed in a good and workmanlike manner in compliance with applicable law.


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                                                                        Tenant
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

                                   EXHIBIT "C"

                            Operating Cost Exclusions

         Operating Cost shall not include: wages, salaries and benefits of all personnel above the level of building manager and persons not exclusively providing services to the Real Property or Building; brokerage commissions, advertising and promotional costs; operating costs which are recovered from a third party; legal fees, construction costs and concessions or inducements given to any new or existing tenant; costs to maintain the Landlord's legal existence and Landlord's general overhead and administrative expenses; legal and accounting fees not incurred in connection with the operation and management of the Building; the cost of acquiring and installing artwork in the Building (provided decorative work not constituting fine art shall be included); costs to incurred due to the failure of the Building to be in compliance with applicable laws as of the execution date of the Lease., capital costs except to the extent the same are specifically included in Section 4 (b) (ii) of the Lease; costs and expenses of enforcing leases against other tenants, including legal costs; expenses, interest and penalties resulting from the breach by Landlord of any terms of any other lease in the Building or of any ground or underlying lease, mortgage or other agreement related to the Building, late payment of an invoice or late payment for failure to comply with law; costs of installing, operating and maintaining any specialty service (e.g., luncheon club, newsstand); any amount paid to the Landlord or any entity affiliated with the Landlord which is not competitive as a result of such non-arms length relation; costs to remove the property from other Tenants premises; depreciation except as expressly included; income, inheritance estate, capital stock, gift, rental, excess profits, franchise and other taxes imposed on or measured by the income of Landlord from the operation of the Building or otherwise; payments for rented equipment, the cost of which equipment would constitute a capital expenditure; insurance deductibles in excess of $25,000; political and charitable contributions and illegal payments; any accrued and unfunded pension or other benefits of any personnel; and any legal and other costs incurred in connection with the sale, financing, refinancing, syndication, securitization or change of ownership of the Building or real property, including without limitation, brokerage commissions, attorneys and accountants fees, closing costs, title insurance premiums, transfer fees, points and interest charges (provided the increase in real property taxes due to a reassessment of the Building following a sale, financing, refinancing, syndication, securitization or change of ownership of the Building or real property shall not be excluded).


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

                                   [EXHIBIT D]

                               GUARANTEE OF LEASE

         WHEREAS, a certain lease (the " LEASE") as of October 22, 1999 has been, or will be, executed by and between 8730 Sunset Towers (as further described in Section 31 (u) of the Lease) (therein and herein referred to as "LANDLORD"), and soundbreak.com, a California corporation, (therein and herein referred to as " TENANT"), covering certain "Premises" located at 8730 Sunset Towers, Suite 600 and 700 in the City of Los Angeles, County of Los Angeles, State of California; and

         WHEREAS, the Landlord under the Lease requires as a condition to its execution of the Lease that the undersigned Acacia Research, Inc., a California corporation (hereinafter sometimes "GUARANTOR") guarantee the full performance of the obligations of Tenant thereunder; and

         WHEREAS, the undersigned is desirous that Landlord enter into the Lease with Tenant,

         NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, the undersigned hereby unconditionally and absolutely guarantees the full and faithful performance and observance of each and all of the terms, covenants and conditions of the Lease to be observed and performed by Tenant, including without being limited to the payment of all rentals and other charges, when due, to accrue thereunder of Basic Rent and Additional Rent payable under the Lease. This covenant and agreement on the part of the undersigned is herein referred to as the "Guarantee." The undersigned further agrees as follows:

         (1) This Guarantee shall continue in favor of the Landlord notwithstanding any extension of the Lease or if the Tenant holds over beyond the term of the Lease, modification, or alterations of the Lease entered into by and between the parties thereto, or their successors or assigns, and notwithstanding any assignment of the Lease, with or without the consent of Landlord, and no extension, modification, alteration or assignment of the Lease shall in any manner release or discharge the undersigned and it does hereby consent thereto.

         (2) Neither Guarantor's obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, released or limited in any way by any impairment, modification, release, or limitation of the liability of Tenant or its estate in any bankruptcy, reorganization or insolvency of Tenant or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Tenant resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or from the decision of any court interpreting the same.

         (3) Landlord may, without notice, assign this Guarantee in whole or in part, and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned thereunder.

         (4) The liability of the undersigned under this Guarantee shall be primary; and in any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option, proceed against the undersigned without having commenced any action, or having obtained any judgment against Tenant, provided however that Landlord shall have applied any available security deposit or letter of credit amounts against Tenant's obligations. The Guarantor does not require any notice of Tenant's nonpayment, nonperformance, or nonobservance of the covenants, terms and conditions of the Lease. Guarantor hereby expressly waives the right to receive such notice. Insofar as the payment by Tenant of any sums of money to Landlord is involved, the


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

Guaranty is a guaranty of payment and not of collection, and shall remain in full force and effect until payment in full to Landlord of all sums payable under the Lease.

         (5) The undersigned shall pay Landlord's reasonable attorney's fees and all costs and other expenses incurred, if Landlord is the prevailing party in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed, or in enforcing this Guarantee against the undersigned, individually and jointly.

         (6) The undersigned does hereby waive notice of any demand by the Landlord, as well as of any notice of default in the payment of rent or any other amount contained or reserved in the Lease.

         (7) In respect to Guarantor's subrogation rights against Landlord, Guarantor does hereby knowingly and intelligently waive and relinquish any and all rights Guarantor has against Landlord or arising out of or relating to this Guaranty of subrogation, contribution or indemnity, express or implied. It is specifically acknowledged by Guarantor that Guarantor shall have no recourse against Landlord or by reason of Landlord's breach or default under the Lease. This section in no event shall constitute a waiver or relinquishment of any of Tenant's rights under the Lease.

         (8) The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

         (9) The Lease and this Guaranty shall be governed by, interpreted under the laws of and enforced in the courts of California.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed this ____ day of ____________, 19__.

                                          ------------------------------------
                  [SIGNATOR NAME]


Address:
         ------------------------------------

         ------------------------------------

         ------------------------------------
                  [SIGNATOR NAME]

Address:
         ------------------------------------

         ------------------------------------

If Guarantor shall be a Corporation, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This guarantee must be executed by the president or vice president and the secretary or assistant secretary unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws, or a certified copy of the resolution, as the case may be, must be attached hereto. Also the appropriate corporate seal must be affixed.


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